Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
00635P107
926471103
126667104
Issuer
ADAMS RESPIRATORY
THERAPEUTICS
VICURON PHARMACEUTICALS
CV THERAPEUTICS
Underwriters
Merrill Lynch, Morgan
Stanley, DBSI, RBC
Capital Markets
Morgan Stanley
Lehman Brothers, Merrill
Lynch, First Albany,
Piper Jaffray, SG Cowen
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Ticker
ARXT US
MICU US
CVTX US
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/20/2005
9/30/2004
6/28/2005
Total dollar amount of
offering sold to QIBs
 $
135,150,000
 $
70,800,000
 $
157,680,000
Total dollar amount of any
concurrent public offering
 $
-
 $
-
 $
-
Total
 $
135,150,000
 $
70,800,000
 $
157,680,000
Public offering price
 $
17.00
 $
14.75
 $
21.60
Price paid if other than
public offering price
 N/A
 N/A
N/A
Underwriting spread or
commission
1.19%
0.54%
1.19%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Development Fund
Boston

8,100
 $                   137,700
0.10%



Chicago Funds







Scudder Aggressive Growth
Fund
Chicago
4,000
 $                     68,000
0.05%



SVS II Small Cap Growth
Portfolio
Chicago
10,300
 $                   175,100
0.13%



SVS II Aggressive Growth
Portfolio
Chicago
2,200
 $                     37,400
0.03%



New York Funds







Scudder Small Cap Fund
New York
 $                     20,000
 $                   340,000
0.25%



Scudder Micro Cap Fund
New York
3,700
 $                     62,900
0.05%



Total

48,300
 $                   683,400
0.61%











^The Security and Fund
Performance is calculated
based on information provided
by State Street Bank.




*If a Fund executed multiple
sales of a security, the
final sale date is listed. If
a Fund still held the
security as of the quarter-
end, the quarter-end date is
listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
20520102
112211107
09738U103
Issuer
ALON USA ENERGY
BRONCO DRILLING CO
BOIS D' ARC ENERGY
Underwriters
CSFB, DBSI, Lehman Brothers
Johnson Rice, Jefferies,
Calyon Securities,
Friedman Billings Ramsey
Raymond James, Calyon
Securities, Friedman
Billings Ramsey, Harris
Nesbitt, Hibernia
Southcoast Capital, Johnson
Rice, Keybanc Capital
Markets, Petrie Parkman, AG
Edwards, Dominick
& Dominick, First Albany,
Janney Montgomery,
Jefferies, Lazard Freres,
Morgan Keegan, Natexis
Bleichroder, Simmons & Co
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Ticker
ALJ US
BRNC US
BDE US
Is the affiliate a manager or
co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/27/2005
8/15/200
5/6/2005
Total dollar amount of
offering sold to QIBs
 $
163,200,000
 $
86,700,000
 $
175,500,000
Total dollar amount of any
concurrent public offering
 $
-
 $
-
 $
-
Total
 $
163,200,000
 $
86,700,000
 $
175,500,000
Public offering price
 $
16.00
 $
17.00
 $
13.00
Price paid if other than
public offering price
 N/A
 N/A
N/A
Underwriting spread or
commission
1.12%
1.19%
0.91%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Development Fund
Boston

31,500
 $                   504,000
0.31%



Chicago Funds







Scudder Aggressive Growth
Fund
Chicago
15,600
 $                   249,600
0.15%



New York Funds







Scudder Small Cap Fund
New York

76,800
 $                 1,228,800
0.75%



Scudder Micro Cap Fund
New York
14,300
 $                   228,800
0.14%



Total

138,200
 $                 2,211,200
1.35%











^The Security and Fund
Performance is calculated
based on information provided
by State Street Bank.




*If a Fund executed multiple
sales of a security, the
final sale date is listed. If
a Fund still held the
security as of the quarter-
end, the quarter-end date is
listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
45173E105
552715104
736187204
Issuer
IKANOS COMMUNICATIONS
MEMC ELECTRONIC MATERIALS
PORTALPLAYER INC
Underwriters
Citigroup, Lehman Brothers,
DBSI, Thomas
Weisel
Lehman Brothers, Merrill
Lynch
Citigroup, CSFB, Needham &
Co, SG Cowen
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Ticker
IKAN US
WFR US
PLAY US
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/21/2005
8/17/2005
11/18/2004
Total dollar amount of
offering sold to QIBs
 $
76,800,000
 $
314,810,000
 $
106,250,000
Total dollar amount of any
concurrent public offering
 $
-
 $
-
 $
-
Total
 $
76,800,000
 $
314,810,000
 $
106,250,000
Public offering price
 $
12.00
 $
17.25
 $
17.00
Price paid if other than
public offering price
 N/A
 N/A
N/A
Underwriting spread or
commission
0.84%
0.16%
1.19%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







SVS II Small Cap Growth
Portfolio
Chicago
43,400
 $                   520,800
0.68%



New York Funds







Scudder Small Cap Growth Fund
New York
84,000
 $                 1,008,000
1.31%



Scudder Micro Cap Fund
New York
15,800
 $                   189,600
0.25%



Total

143,200
 $                 1,718,400
2.24%











^The Security and Fund
Performance is calculated
based on information provided
by State Street Bank.




*If a Fund executed multiple
sales of a security, the
final sale date is listed. If
a Fund still held the
security as of the quarter-
end, the quarter-end date is
listed.